Exhibit 99.1

SunPower Announces Stalking Horse Asset Purchase Agreement with Complete Solaria to Sell Blue Raven Solar, New Homes, and its Non-Installing Dealer Network

Files voluntary Chapter 11 petitions to effectuate the proposed transaction

Intends to operate Blue Raven Solar and New Homes through the Chapter 11 process

Pursues value-maximizing sale transactions for remaining assets

RICHMOND, Calif., August 5, 2024 -- SunPower Corp. (NASDAQ:SPWR), (the "Company" or "SunPower"), a leading residential solar technology and energy services provider, today announced it has entered into an asset purchase agreement (the “APA”) with Complete Solaria, Inc. (NASDAQ: CSLR) (“Complete Solaria”) to serve as the Stalking Horse Buyer for the assets associated with SunPower’s Blue Raven Solar business, New Homes business, and non-installing Dealer network (the “Assets”). Concurrently, the Company and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”) in the United States Bankruptcy Court for the District of Delaware (the “Court”), which will provide other interested parties the opportunity to submit competing bids for the Company’s assets.

Under the terms of the APA, subject to Court approval, Complete Solaria will acquire the Assets and assume certain related liabilities for $45 million in cash. The Company has asked the Court for approval to complete the transaction mid to late September. Additionally, SunPower intends to continue a sale process for its remaining assets and effectuate any resulting sale transactions pursuant to Section 363 of the U.S. Bankruptcy Code.

“For nearly 40 years, SunPower has made solar energy more accessible to Americans, driven by our mission to change the way our world is powered. We are confident Complete Solaria’s CEO, T.J. Rodgers, will carry forward our vision to shape the future of residential solar as a pioneer in this space,” said Tom Werner, Executive Chairman at SunPower. “In light of the challenges SunPower has faced, the proposed transaction offers a significant opportunity for key parts of our business to continue our legacy under new ownership. We are working to secure long-term solutions for the remaining areas of our business, while maintaining our focus on supporting our valued employees, customers, dealers, builders, and partners.”

“Solar energy utility generation costs are now 2.4 cents per kilowatt hour (kWh) versus 3.6 cents per kWh for coal, the cheapest fossil fuel source,” said T.J. Rodgers, CEO, Complete Solaria. “Thus the move to zero‑emission solar energy is accelerating, along with distributed solar power generation, as homeowners can now generate their own power for 8-10 cents per kWh, below the price of utility power in most states. We look to welcome Blue Raven Solar, the SunPower New Homes Division, and a portion of SunPower’s Dealer network into the Complete Solaria portfolio. This acquisition will strengthen our position in the market and put more muscle behind our commitment to driving the future of clean, reliable energy.”

SunPower has requested Court approval to access the necessary prepetition cash collateral to fund business operations and administrative expenses during the Chapter 11 cases. To support its operations during the court-supervised process, the Company is filing a variety of customary motions seeking, among other things, authorization to meet its obligations to its employees. The Company expects to receive Court approval for these requests. Following an expeditious sale process, the Company plans to liquidate any remaining assets and undergo an orderly and efficient winddown of its operations.

Additional information regarding the Company’s Chapter 11 process is available at http://dm.epiq11.com/SunPower. Stakeholders with questions may call the Company’s Claims Agent Epiq Restructuring Administration at (888) 410-9433 or +1 (971) 298-7638 if calling from outside the U.S. or email SunPowerinfo@epiqglobal.com.

Advisors
Kirkland & Ellis LLP and Richards, Layton & Finger, P.A. are serving as legal counsel to SunPower. Alvarez & Marsal North America, LLC is serving as transition officer and financial advisor to the Company, with Moelis & Company serving as the investment banker and C Street Advisory Group serving as its strategic communications advisor.

DLA Piper LLP (US) and Arnold & Porter Kaye Scholer LLP are serving as legal counsel to Complete Solaria, with Ayna.AI LLC serving as its advisor.

About SunPower
SunPower (NASDAQ: SPWR) is a leading solar, storage and energy services provider in North America. SunPower offers solar + storage solutions designed and warranted by one company that gives customers control over electricity consumption and resiliency during power outages while providing cost savings to homeowners. For more information, visit www.sunpower.com.

Media Contacts
C Street Advisory Group
sunpower@thecstreet.com

Forward-Looking Statements
This press release contains certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or comparable terminology. These forward-looking statements are subject to a number of factors and uncertainties that could cause the Company’s actual results to differ materially from those expressed in or contemplated by the forward-looking statements. Such factors include, but are not limited to: risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Court with respect to motions or other requests made to the Court throughout the course of the Chapter 11 cases; the Company and its subsidiaries ability to negotiate and confirm a sale of assets under Section 363 of the Code; the effects of the Chapter 11 cases, including increased legal and other professional costs necessary to execute the Company’s liquidation, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 cases), results of operations or business prospects; the effects of the Chapter 11 cases on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 cases; objections to the Company’s restructuring process or other pleadings filed that could protract the Chapter 11 cases; risks associated with third-party motions in the Chapter 11 cases; Court rulings in the Chapter 11 cases and the outcome of the Chapter 11 cases in general; the Company’s ability to comply with the restrictions imposed by the terms and conditions of its financing arrangements; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 cases; the impact and timing of any cost-savings measures and related local law requirements in various jurisdictions; finalization of the Company’s annual and quarterly financial statements; risks relating to the delisting of the Company’s common stock from Nasdaq and future quotation of the common stock; the impact of litigation and regulatory proceedings; the impact and timing of any cost-savings measures; and other factors discussed in the Company’s Annual Report on Form 10-K/A filed with the U.S. Securities and Exchange Commission (the “SEC”). These risks and uncertainties may cause the Company’s actual results, performance, liquidity or achievements to differ materially from any future results, performance, liquidity or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov.

The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this press release may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.